SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2013

WESTERN GAS EQUITY PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35753	46-0967367
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1201 Lake Robbins Drive

The Woodlands, Texas 77380-1046

(Address of principal executive office) (Zip Code)

(832) 636-6000

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

Item 2.02 Results of Operations and Financial Condition.

On May 1, 2013, Western Gas Equity Partners, LP and Western Gas Partners, LP issued a joint press release announcing first-quarter 2013 results. The press release is included in this report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release dated May 1, 2013 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Western Gas Partners, LP filed on May 1, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN GAS EQUITY PARTNERS, LP

	By:	Western Gas Equity Holdings, LLC,
its general partner

Dated: May 1, 2013	By:	/s/ Donald R. Sinclair
Donald R. Sinclair
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Press release dated May 1, 2013 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Western Gas Partners, LP filed on May 1, 2013).